abrdn International Sustainable Leaders Fund

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 13, 2023, the Board of Trustees (the “Board”) of abrdn Funds (the “Trust”) approved a change in the name of abrdn International Sustainable Leaders Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about February 29, 2024 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “abrdn Emerging Markets Dividend Fund”. In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a majority of their earnings or revenue from, a number of countries around the world other than the U.S. that abrdn Inc. (the “Adviser”) considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. An emerging market country is any country determined by the Adviser or abrdn Investments Limited (the “Sub-adviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

More information regarding these changes is included in the Supplement to the Fund’s Statutory Prospectus, which is included with this notice. An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

Dated: December 15, 2023

abrdn Funds

(the “Trust”)

abrdn International Sustainable Leaders Fund

(the “Fund”)

Supplement dated December 15, 2023 to the Fund’s Statutory Prospectus dated February 28, 2023, as supplemented to date

On December 13, 2023, the Board of Trustees (the “Board”) of the Trust considered and approved (i) a change in the Fund’s name, (ii) a change to the Fund’s investment objective, (iii) modifications to the Fund’s principal investment strategies, (iv) changes to the Fund’s benchmark, and (v) changes to the Fund’s portfolio managers, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 29, 2024 (the “Effective Date”).

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund’s portfolio management team expects the Fund’s portfolio will need to be repositioned and indirect trading costs are expected to be incurred in the repositioning. An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

As of the Effective Date, the Statutory Prospectus is hereby revised as follows:

Name Change and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the abrdn International Sustainable Leaders Fund to the abrdn Emerging Markets Dividend Fund and the Fund’s current non fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a majority of their earnings or revenue from, a number of countries around the world other than the U.S. that abrdn Inc. (the “Adviser”) considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. An emerging market country is any country determined by the Adviser or abrdn Investments Limited (the “Sub-adviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Additionally, all references to “abrdn International Sustainable Leaders Fund” in the Statutory Prospectus will be changed to “abrdn Emerging Markets Dividend Fund.”

Investment Objective Change of the Fund

The following will replace the paragraph under the section titled “Summary – abrdn International Sustainable Leaders Fund – Objective” in the Statutory Prospectus of the abrdn International Sustainable Leaders Fund:

The abrdn Emerging Markets Dividend Fund (the “Emerging Markets Dividend Fund” or the “Fund”) seeks total return consisting of income and long-term capital appreciation.

Principal Strategies Changes

The following will replace the paragraphs under the section titled “Summary—abrdn International Sustainable Leaders Fund—Principal Strategies” in the Statutory Prospectus beginning on page 99:

As a non-fundamental policy, under normal circumstances, the Emerging Markets Dividend Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. The Fund will invest primarily in common stocks but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. An emerging market country is any country determined by the Adviser or Sub-adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

● the company is organized under the laws of or has its principal office in an emerging market country;

● the company has its principal securities trading market in an emerging market country; and/or

● the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

Emerging market countries may include countries considered to be frontier markets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India, Taiwan and in Mainland China equity and equity-related securities, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.

In seeking to achieve the Fund’s investment objective, the investment team narrows the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Adviser’s and Sub-adviser’s primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company’s ability to allocate cash effectively. The investment team seeks to allocate the Fund’s assets to high dividend paying companies and companies that the Adviser and Sub-adviser believe are growing their dividend over time.

The Adviser and Sub-adviser’s consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company.

Principal Risks Changes

The following will replace the paragraphs in the section titled “Summary — abrdn International Sustainable Leaders Fund — Principal Risks” in the Statutory Prospectus beginning on page 101:

The Emerging Markets Dividend Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Portfolio Management Changes

The table under the section titled “Summary — abrdn International Sustainable Leaders Fund — Portfolio Managers” in the Statutory Prospectus on page 104 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund, with Matt Williams serving as lead portfolio manager and Gabriel Sacks heading the portfolio construction group:

Name	Title	Served on the Fund Since
Matt Williams, CFA®	Senior Investment Director	2024
Gabriel Sacks, CFA®	Investment Director	2024

Fund Management Changes

All references to abrdn International Sustainable Leaders Fund will be removed from the section titled “Fund Management — Portfolio Management — abrdn Dynamic Dividend Fund, abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund and abrdn International Sustainable Leaders Fund” in the Statutory Prospectus beginning on page 152. The heading of the section titled “Fund Management — Portfolio Management — abrdn China A Shares Equity Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets-ex China Fund and abrdn Emerging Markets Sustainable Leaders Fund” in the Statutory Prospectus beginning on page 151 will be replaced with the following to indicate that the Fund will be managed by the Global Emerging Markets Equity Team:

abrdn China A Shares Equity Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets Dividend Fund, abrdn Emerging Markets ex-China Fund and abrdn Emerging Markets Sustainable Leaders Fund

Additionally, the following biographical information for Matt Williams and Gabriel Sacks will be added to the same section.

Portfolio Manager	Funds
Matt Williams, CFA®, Senior Investment Director
Matt Williams is a Senior Investment Director on the Global Emerging Markets (GEM) team at abrdn, where he is the lead portfolio manager to the abrdn Emering Markets Dividend Fund. Matt is also responsible for the abrdn Emerging Markets Income Equity Fund, the Standard Life Emerging Markets Pension Fund and a segregated account. In terms of research responsibilities, Matt is currently sector lead for Industrials and also Communication Services. Matthew joined the company in 1998. He has managed country funds in both Japan and Asia Pacific. He moved from the GEM and Asia Pacific team based in Edinburgh to the London based GEM team in April 2018 following the restructuring of the equity division. Matthew holds a BA in Economics from Durham University in 1998 and a Diploma in Investment Analysis Associate of the Society of Investment Professionals (formerly AIIMR). He is also a CFA charterholder.	abrdn Emerging Markets Dividend Fund

Gabriel Sacks, CFA®, Investment Director Gabriel is an Investment Director on the GEM team at abrdn and leads the portfolio construction group responsible for managing the abrdn Emerging Markets Dividend Fund. Gabriel joined the company in 2008 and is based in London but spent 5 years in Singapore from 2018 to 2023, where he was focused primarily on Asian smaller companies. Gabriel is currently a member of the investment teams for the GEM Income strategy, the GEM Smaller Companies strategy, the Asia Focus Investment Trust as well as abrdn’s GEM ADR strategy. During his time in Singapore, Gabriel led the team managing the Asian Smaller Companies strategy (until December 2022) and was also a member of the team managing the New Dawn Investment Trust. In terms of sector research, Gabriel is currently responsible for Information Technology and Insurance & Capital Markets. Gabriel graduated with an MA (Hons) in Land Economy from Selwyn College, Cambridge University and is a CFA charterholder.	abrdn Emerging Markets Dividend Fund

Please retain this Supplement for future reference.

abrdn Funds

(the “Trust”)

abrdn International Sustainable Leaders Fund

(the “Fund”)

Supplement dated December 15, 2023 to the Fund’s Statement of Additional Information (“SAI”) dated

February 28, 2023, as supplemented to date

On December 13, 2023, the Board of Trustees (the “Board”) of the Trust considered and approved (i) a change in the Fund’s name, (ii) a change to the Fund’s investment objective, (iii) modifications to the Fund’s principal investment strategies, (iv) changes to the Fund’s benchmark, and (v) changes to the Fund’s portfolio managers, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 29, 2024 (the “Effective Date”).

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund’s portfolio management team expects the Fund’s portfolio will need to be repositioned and indirect trading costs are expected to be incurred in the repositioning. An amended and restated SAI will be available for the Fund following the Effective Date.

As of the Effective Date, the SAI is hereby revised as follows:

Name Change of the Fund

All references to “abrdn International Sustainable Leaders Fund” in the SAI will be changed to “abrdn Emerging Markets Dividend Fund.”

Please retain this Supplement for future reference.